EXHIBIT 10.1.14





             Dated as of December 21, 1998



Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


     Re: Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated February 28, 1997 (as amended and supplemented, the "Loan Agreement") among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Borrowers' Agent and Congress Financial Corporation ("Congress")


Gentlemen:

     In consideration of the mutual agreements contained herein and other good and valuable consideration, each of Borrowers, Borrowers' Agent and Congress agree as follows:

     1. Capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, unless otherwise defined herein.

     2. The Loan Agreement shall be and is amended, effective as of the date hereof, as follows:

         (a) Section 9.13 (Adjusted Net Worth) is amended by deleting the figure of "$350,000,000" and inserting
"$300,000,000" in its stead.

         (b) Section 12.1(a) is amended by deleting the date of "June 1, 1999" set forth therein and inserting the date "June 1, 2000" in its stead.

         (c) Section 12.1(c) is amended by deleting the date "June 1, 1999" and inserting the date "June 1, 2000" in its stead.
         (d) Section 12.1(c) is also amended by, immediately before the proviso therein, i) deleting the date "December 1, 1998" set forth therein and inserting the date "December 1, 1999" in its stead and ii) deleting the date "November 30, 1998" set forth therein and inserting the date "November 30, 1999" in its stead.

     3. Reference is also made to the letter from Congress to the Company, dated November 19, 1997 in respect of the Stock
Repurchase Program (the "November 19, 1997 Consent Letter").

         (a) The following definition shall be and is added to the November 19, 1997 Consent Letter:

          "The Term 'Notes Repurchase Program' shall mean, collectively, the use of the Company's own funds to purchase from time to time in the open market or in privately-solicited purchases the Company's Subordinated Notes."

         (b) Effective as of the date thereof, the November 19, 1997 Consent Letter shall be and is hereby amended to provide that the conditions of clauses (a), (b) and (c) of the first paragraph thereof are also applicable to the Company's Subordinated Notes repurchased by the Company pursuant to the Notes Repurchase Program.

         (c) Notwithstanding the provisions of Section 9.9 of the Loan Agreement or any other provision therein, Congress (i) hereby consents to the Company purchasing the Subordinated Notes pursuant to the Notes Repurchase Program on the terms and conditions set forth in and as provided in the November 19, 1997 Consent Letter, as amended above, and (ii) hereby agrees that the Notes Repurchase Program on the terms and conditions set forth in the November 19, 1997 Consent Letter, as amended above, shall not constitute a default under the Loan Agreement or any of the other Financing Agreements.

         (d)  Except as amended above, the November 19, 1997
Consent Letter shall continue in full force and effect.

     4. In addition to the representations, warranties and covenants heretofore or hereafter made by the Company and the other Borrowers to Congress pursuant to the Loan Agreement and the other Financing Agreements, each of the Borrowers hereby represents, warrants and covenants to and with Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this letter and shall be incorporated into and made a part of the Financing Agreements):

         (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment; and

         (b) this Amendment has been duly executed and delivered by the Company and each of the other Borrowers, has been consented to by each of the other Obligors and is in full force and effect on the date hereof.

     5. This Amendment (a) shall be effective, as of the date hereof, upon execution of this letter by the Borrowers and Congress, and (b) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all correspondence, memoranda, communications, discussions and negotiations with respect thereto. Except as expressly set forth above, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes or modifications to the Financing Agreements have been or are being made or are intended hereby and in all other respects the Financing Agreements shall continue in full force and effect.

     6. This Amendment may be executed and delivered in counterparts, all of which together shall constitute a complete agreement.

                                   Very truly yours,

                                   CONGRESS FINANCIAL CORPORATION

                                   By:___________________________

                                   Title:________________________

AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.


_____________________________
By:       Eric M. Specter
Title:    Vice President


CHARMING SHOPPES OF DELAWARE, INC.


_____________________________
By:       Eric M. Specter
Title:    Vice President


CSI INDUSTRIES, INC.


_____________________________
By:       Eric M. Specter
Title:    Vice President



               [SIGNATURES CONTINUE ON NEXT PAGE]
            [SIGNATURES CONTINUED FROM PRECEDING PAGE]

FB APPAREL, INC,


_____________________________
By:       Eric M. Specter
Title:    Vice President



BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT


_____________________________
By:       Eric M. Specter
Title:    Vice President


CONSENTED TO:

By Each of the Obligors
on the List Annexed Hereto


_____________________________
COLIN D. STERN

Its:________________________

By Each of the Obligors
on the List Annexed Hereto


_____________________________
ERIC M. SPECTER

Its:________________________

     Attachment to Amendment dated as of December 21, 1998, amending Second Amended & Restated Loan and Security Agreement.


Obligors on behalf of which COLIN D. STERN has signed as Vice
President:

     C.S.A.C., Inc.
     C.S.F. Corp

Obligors on behalf of which ERIC M. SPECTER has signed in the capacity noted below:

     C.S.I.C., Inc.                  -  President
     Charm-Fin Stores, Inc.          -  Vice President
     Fashion Bug of California, Inc. -  Vice President
     FB Clothing, Inc.               -  Vice President
     International Apparel, Inc.     -  Vice President
     Operating Retail Stores         -  Vice President